UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09375
                                   811-09633

Name of Fund: Merrill Lynch Global Financial Services Fund, Inc.
              Global Financial Services Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
March 31, 2006

Merrill Lynch
Global Financial
Services Fund, Inc.

Merrill Lynch Global Financial Services Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's/Trust's Board of Directors/Trustees and Fund/Trust shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund/Trust.

Worldwide Investments of Global Financial Services Portfolio as of March 31,
2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
American Home Mortgage Investment Corp. ................                 9.0%
New Century Financial Corp. ............................                 6.1
RenaissanceRe Holdings Ltd. ............................                 4.5
Fremont General Corp. ..................................                 4.2
Daegu Bank .............................................                 4.2
Meritz Fire & Marine Insurance Co., Ltd. ...............                 4.0
Accredited Home Lenders Holding Co. ....................                 3.7
Kensington Group Plc ...................................                 3.4
Dongbu Insurance Co., Ltd. .............................                 3.2
Korean Reinsurance Co. .................................                 3.2
--------------------------------------------------------------------------------

Geographic Allocation                                                 Percent of
by Country                                                     Total Investments
--------------------------------------------------------------------------------
United States ..........................................                36.6%
South Korea ............................................                22.0
United Kingdom .........................................                 6.6
Japan ..................................................                 5.2
Bermuda ................................................                 4.8
Hong Kong ..............................................                 3.2
Denmark ................................................                 0.8
Germany ................................................                 0.6
China ..................................................                 0.5
Belgium ................................................                 0.5
Turkey .................................................                 0.4
Indonesia ..............................................                 0.4
Ireland ................................................                 0.3
Egypt ..................................................                 0.2
Netherlands ............................................                 0.1
Spain ..................................................                 0.0**
Canada .................................................                 0.0**
Other* .................................................                17.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.
**    Holdings are less than 0.1%.

Industries Represented in                                            Percent of
the Portfolio                                                        Net Assets*
--------------------------------------------------------------------------------
Real Estate ............................................                26.9%
Insurance ..............................................                16.3
Commercial Banks .......................................                15.8
Thrifts & Mortgage Finance .............................                12.2
Household Durables .....................................                 5.5
Capital Markets ........................................                 4.0
Consumer Finance .......................................                 3.6
Diversified Financial Services .........................                 0.6
Distributors ...........................................                 0.2
Construction & Engineering .............................                 0.1
Other** ................................................                18.5
--------------------------------------------------------------------------------
*     Total may not equal 100%.
**    Includes portfolio holdings in short-term investments and options.
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


2     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006     3

A Discussion With Your Fund's Portfolio Manager

      The Fund provided excellent returns for the six-month period, both in absolute terms and relative to the MSCI World Financials Index and the broader MSCI World Index.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2006, Merrill Lynch Global Financial Services Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +25.00%, +24.47%, +24.57%, +25.20% and +24.80%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed its unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) World Financials Index and the MSCI World Index, which had respective total returns of +16.12% and +9.86% for the same period.

Fund returns were volatile during the six-month period, which reflected the underlying markets, amplified by the fact that the Fund was much less diversified than its MSCI World Financials benchmark. The Fund, for example, had little or no representation in large U.S., European and Japanese banks and insurers. The Portfolio, moreover, had large concentrations in U.S. mortgage banks, which experienced large swings in value, and South Korean financial companies, which tend to be volatile. All of the Fund's positive performance relative to the MSCI World Financials Index occurred in the last three months of 2005. The Fund's performance during the first three months of 2006 was about even with the benchmark, despite a significant loss with PXRE Group Ltd., the Bermuda-based property reinsurer, which was offset by strong performance from New Century Financial Corp., a U.S. mortgage banker.

The stock of PXRE collapsed in February 2006 when the company disclosed further losses due to the September 2005 Hurricane Katrina. The revised loss estimates were significantly greater than the estimates already disclosed in late September 2005. The February disclosure was particularly surprising in that estimates of claims in property insurance tend to be made quickly and reasonably accurately, relative to liabilities claims, and the company had recapitalized itself in October 2005, which signaled -- incorrectly it turns out -- closure on the capital problems caused by Hurricane Katrina. In light of these events, the whole position of PXRE was liquidated. In spite of losses associated with PXRE, gains on other securities led the Fund to outperform its unmanaged benchmark. It is unlikely that the Portfolio will again make as significant an investment in a company with a relatively undiversified and opaque business such as PXRE.

Korean regional bank and insurance stocks were the big success story of the Fund during the six-month period. They were all significantly revalued in the last three months of 2005, following a strong appreciation during the preceding nine months. The Portfolio started investing in Korean stocks in late 2003, on the basis of their unique combination of high profitability, high growth and surprisingly low valuations, ignoring the lack of any "catalyst" for stock revaluation. In time, the market recognized the value of these stocks and many stocks tripled or almost quadrupled in value during the 2004-2005 period. A decision was made to maintain a large proportion of the Portfolio in these stocks, despite their appreciation, because their valuations and business prospects remained more attractive than most alternatives in both developed and emerging markets.

Finally, U.S. mortgage banking stocks started to have a positive impact on performance in the first three months of 2006, mostly the result of New Century Financial, after declines at the end of 2005. U.S. mortgage banking stocks dropped precipitously as a result of a mix of concerns about a flat yield curve, a "housing bubble" and new interest-only and adjustable rate mortgages. Such macro-economic concerns in our view were not founded, and provided an opportunity to invest in an attractive group of companies. We expect that a perception by the market that the tight monetary policy by the U.S. central bank (the Fed) is coming to an end will result in a rise in mortgage banking stocks.

What changes were made to the Portfolio during the period?

The major changes made to the portfolio during the six-month period have been trimming stocks in emerging markets and in the U.K. This has been offset by increasing U.S. mortgage bank holdings and investments in U.S. investment banks.


4     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

The decision to trim emerging market stocks, especially South Korean financial companies, was not an easy one, because these stocks clearly were benefiting from strong positive momentum and are still attractively valued. As an example among many, Daegu Bank had a total return of 47% over the six-month period, of which perhaps 20% may be attributed to a rise in earnings estimates for 2006 and the remainder to a revaluation of the stock. The situation was similar with the Kensington Group Plc, the U.K. mortgage banker.

The investment in U.S. mortgage banking stocks reached exceptionally high levels in the Portfolio because of the low prices they reached. Some investments also were made in U.S. home builders such as Toll Brothers, Inc., Pulte Homes, Inc., KB HOME and Lennar Corp., which are similar in valuation, profitability and potential to mortgage bankers, even though they are not strictly speaking financial stocks. U.S. mortgage banks in the Fund are profitable and continue to have good prospects. Their stocks are inexpensive as a group for reasons that are short term in nature and largely irrelevant, such as current interest rates and house prices.

The Portfolio also invested during the period in investment banks that include Bear Stearns and Goldman Sachs. These companies are well managed in our view, profitable, and taking advantage of any opportunities that arise around the globe, be they in trading, proprietary investing or hedge fund brokering.

Finally, the Portfolio has invested in call options on stocks that allow the purchase of a stock at a certain price up to a certain date. The Portfolio has invested in two fairly different types, with different objectives. The first type is "out of the money" call options, meaning that the exercise price is above the current price and the option will be worthless unless this changes by expiration time. The second type is "in the money" options, which will be worthless only if the stock drops significantly. The first type of options has been used in the Fund to take advantage of prices that are so low that they are not expected to stay there for more than a few months, as has been the case with U.S. mortgage banks. The second type of options has been used to invest mostly in investment banks, to add some leverage safely to the Portfolio, since the stocks are not only low priced, but they are not typically the subject of controversy.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio is concentrated in U.S. mortgage banks, South Korean stocks, and property and casualty insurance companies, and it is also positioned to take advantage of potentially good performance from U.S. investment banks. The Portfolio has little or no positions in the large developed market bank or insurance companies, which probably would be considered by most investors as safer havens than the stocks in the Portfolio, except for South Korean stocks. We believe the Portfolio is quite safe from the perspective of underlying value, since it is practically totally composed of companies with profitable businesses and low stock valuations.

We thank you for your continued support of Merrill Lynch Global Financial Services Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Walid Kassem
Vice President and Portfolio Manager

April 21, 2006


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006     5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                               6-Month       12-Month    Since Inception
As of March 31, 2006                                        Total Return   Total Return    Total Return
========================================================================================================
ML Global Financial Services Fund, Inc. Class A Shares*        +25.00%        +37.26%        +174.23%
--------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class B Shares*        +24.47         +36.12         +161.09
--------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class C Shares*        +24.57         +36.21         +161.05
--------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class I Shares*        +25.20         +37.60         +178.65
--------------------------------------------------------------------------------------------------------
ML Global Financial Services Fund, Inc. Class R Shares*        +24.80         +36.86         +171.36
--------------------------------------------------------------------------------------------------------
MSCI World Index**                                             + 9.86         +18.02         +  9.26
--------------------------------------------------------------------------------------------------------
MSCI World Financial Index***                                  +16.12         +24.63         + 51.26
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 11/26/99.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total return is from 11/26/99.
*** This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITS. Since inception total return is from 11/30/99.


6     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/06                              +37.26%           +30.05%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +19.06            +17.79
--------------------------------------------------------------------------------
Inception (11/26/99)
through 3/31/06                                     +17.23            +16.24
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    Return            Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/06                              +36.12%           +32.12%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +18.15            +17.94
--------------------------------------------------------------------------------
Inception (11/26/99)
through 3/31/06                                     +16.33            +16.33
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                    Return            Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/06                              +36.21%           +35.21%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +18.14            +18.14
--------------------------------------------------------------------------------
Inception (11/26/99)
through 3/31/06                                     +16.33            +16.33
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                                          Return
================================================================================
Class I Shares
================================================================================
One Year Ended 3/31/06                                                   +37.60%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                                 +19.37
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/06                                     +17.53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 3/31/06                                                   +36.86%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                                 +18.89
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/06                                     +17.04
--------------------------------------------------------------------------------


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006     7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value      Account Value   October 1, 2005 to
                                                    October 1, 2005    March 31, 2006     March 31, 2006
==========================================================================================================
Actual
==========================================================================================================
Class A                                                  $1,000           $1,250.00           $ 8.41
----------------------------------------------------------------------------------------------------------
Class B                                                  $1,000           $1,244.70           $12.70
----------------------------------------------------------------------------------------------------------
Class C                                                  $1,000           $1,245.70           $12.71
----------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,252.00           $ 7.02
----------------------------------------------------------------------------------------------------------
Class R                                                  $1,000           $1,248.00           $ 9.81
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Class A                                                  $1,000           $1,017.42           $ 7.54
----------------------------------------------------------------------------------------------------------
Class B                                                  $1,000           $1,013.58           $11.40
----------------------------------------------------------------------------------------------------------
Class C                                                  $1,000           $1,013.58           $11.40
----------------------------------------------------------------------------------------------------------
Class I                                                  $1,000           $1,018.67           $ 6.29
----------------------------------------------------------------------------------------------------------
Class R                                                  $1,000           $1,016.17           $ 8.80
----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.50% for Class A, 2.27% for Class B, 2.27% for Class C, 1.25% for Class I and 1.75% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8     MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Statement of Assets and Liabilities
                              Merrill Lynch Global Financial Services Fund, Inc.

As of March 31, 2006
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
               Investment in Global Financial Services Portfolio (the "Portfolio"), at value
                (identified cost--$94,509,483) .............................................                   $137,714,283
               Prepaid expenses and other assets ...........................................                        139,688
                                                                                                               ------------
               Total assets ................................................................                    137,853,971
                                                                                                               ------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
               Payables:
                  Other affiliates .........................................................    $    121,555
                  Distributor ..............................................................          50,956
                  Administrative fees ......................................................          34,814
                                                                                                ------------
               Total liabilities ...........................................................                        207,325
                                                                                                               ------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
               Net assets ..................................................................                   $137,646,646
                                                                                                               ============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                   $    134,108
               Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        199,870
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        133,295
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        314,975
               Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                         23,704
               Paid-in capital in excess of par ............................................                     93,991,403
               Undistributed investment income--net ........................................    $  1,472,344
               Accumulated realized capital losses allocated from the Portfolio--net .......      (1,827,853)
               Unrealized appreciation allocated from the Portfolio--net ...................      43,204,800
                                                                                                ------------
               Total accumulated earnings--net .............................................                     42,849,291
                                                                                                               ------------
               Net Assets ..................................................................                   $137,646,646
                                                                                                               ============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $23,029,261 and 1,341,080 shares outstanding                    $      17.17
                                                                                                               ============
               Class B--Based on net assets of $33,803,812 and 1,998,698 shares outstanding                    $      16.91
                                                                                                               ============
               Class C--Based on net assets of $22,418,045 and 1,332,946 shares outstanding                    $      16.82
                                                                                                               ============
               Class I--Based on net assets of $54,393,469 and 3,149,747 shares outstanding                    $      17.27
                                                                                                               ============
               Class R--Based on net assets of $4,002,059 and 237,043 shares outstanding ...                   $      16.88
                                                                                                               ============

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006     9

Statement of Operations       Merrill Lynch Global Financial Services Fund, Inc.

For the Six Months Ended March 31, 2006
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
               Investment income allocated from the Portfolio:
                  Dividends ................................................................                   $  3,150,372
                  Interest from affiliates .................................................                          5,050
                  Securities lending--net ..................................................                         48,496
                  Expenses .................................................................                       (384,720)
                                                                                                               ------------
               Total income ................................................................                      2,819,198
                                                                                                               ------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
               Administration fees .........................................................    $    211,746
               Account maintenance and distribution fees--Class B ..........................         160,028
               Account maintenance and distribution fees--Class C ..........................          89,854
               Printing and shareholder reports ............................................          33,002
               Transfer agent fees--Class I ................................................          32,666
               Registration fees ...........................................................          28,447
               Transfer agent fees--Class B ................................................          22,584
               Account maintenance fees--Class A ...........................................          20,321
               Professional fees ...........................................................          14,807
               Transfer agent fees--Class C ................................................          13,271
               Transfer agent fees--Class A ................................................          10,135
               Account maintenance and distribution fees--Class R ..........................           6,885
               Transfer agent fees--Class R ................................................           1,726
               Other .......................................................................           7,563
                                                                                                ------------
               Total expenses ..............................................................                        653,035
                                                                                                               ------------
               Investment income--net ......................................................                      2,166,163
                                                                                                               ------------
===========================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
---------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                  Investments--net .........................................................       2,554,848
                  Foreign currency transactions--net .......................................         (98,484)     2,456,364
                                                                                                ------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net .........................................................      22,207,017
                  Foreign currency transactions--net .......................................           2,527     22,209,544
                                                                                                ---------------------------
               Total realized and unrealized gain--net .....................................                     24,665,908
                                                                                                               ------------
               Net Increase in Net Assets Resulting from Operations ........................                   $ 26,832,071
                                                                                                               ============

      See Notes to Financial Statements.


10    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Statements of Changes in Net Assets
                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                                For the Six      For the
                                                                                                Months Ended    Year Ended
                                                                                                  March 31,    September 30,
Increase (Decrease) in Net Assets:                                                                  2006           2005
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
               Investment income--net ......................................................    $  2,166,163   $  1,664,042
               Realized gain--net ..........................................................       2,456,364      9,131,002
               Change in unrealized appreciation/depreciation--net .........................      22,209,544      8,022,831
                                                                                                ---------------------------
               Net increase in net assets resulting from operations ........................      26,832,071     18,817,875
                                                                                                ---------------------------
===========================================================================================================================
Dividends and Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------
               Investment income--net:
                  Class A ..................................................................        (323,686)       (81,274)
                  Class B ..................................................................        (424,641)      (113,482)
                  Class C ..................................................................        (233,824)       (82,807)
                  Class I ..................................................................      (1,223,262)      (137,854)
                  Class R ..................................................................         (44,595)        (6,964)
               Realized gain--net:
                  Class A ..................................................................      (1,455,872)    (1,108,185)
                  Class B ..................................................................      (3,145,740)    (4,533,317)
                  Class C ..................................................................      (1,689,548)    (2,386,248)
                  Class I ..................................................................      (5,111,325)    (1,566,016)
                  Class R ..................................................................        (221,591)       (91,305)
                                                                                                ---------------------------
               Net decrease in net assets resulting from dividends and distributions to
               shareholders ................................................................     (13,874,084)   (10,107,452)
                                                                                                ---------------------------
===========================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
               Net increase in net assets derived from capital share transactions ..........      16,777,226     28,473,224
                                                                                                ---------------------------
===========================================================================================================================
Redemption Fees
---------------------------------------------------------------------------------------------------------------------------
               Redemption fees .............................................................           6,169          1,167
                                                                                                ---------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
               Total increase in net assets ................................................      29,741,382     37,184,814
               Beginning of period .........................................................     107,905,264     70,720,450
                                                                                                ---------------------------
               End of period* ..............................................................    $137,646,646   $107,905,264
                                                                                                ===========================
                  * Undistributed investment income--net ...................................    $  1,472,344   $  1,556,189
                                                                                                ===========================

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    11

Financial Highlights          Merrill Lynch Global Financial Services Fund, Inc.

                                                                                               Class A
                                                             ---------------------------------------------------------------------
                                                              For the Six
                                                             Months Ended               For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,       ---------------------------------------------------
from information provided in the financial statements.           2006            2005            2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period ...   $  15.45        $  14.06        $  12.71      $   9.43     $  10.87
                                                               -------------------------------------------------------------------
                    Investment income--net*** ..............        .31             .27             .17           .06          .02
                    Realized and unrealized gain (loss)--net       3.38++          3.29++          2.76++        3.53        (1.07)
                                                               -------------------------------------------------------------------
                    Total from investment operations .......       3.69            3.56            2.93          3.59        (1.05)
                                                               -------------------------------------------------------------------
                    Less dividends and distributions from:
                       Investment income--net ..............       (.36)           (.15)             --            --           --
                       Realized gain--net ..................      (1.61)          (2.02)          (1.58)         (.31)        (.39)
                                                               -------------------------------------------------------------------
                    Total dividends and distributions ......      (1.97)          (2.17)          (1.58)         (.31)        (.39)
                                                               -------------------------------------------------------------------
                    Net asset value, end of period .........   $  17.17        $  15.45        $  14.06      $  12.71     $   9.43
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .....      25.00%@         27.08%          24.75%        38.83%      (10.15%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................       1.50%*          1.62%           1.78%         1.86%        1.76%
                                                               ===================================================================
                    Investment income--net .................       3.89%*          1.87%           1.21%          .59%         .17%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in thousands)   $ 23,029        $ 10,040        $  8,684      $  7,800     $  5,520
                                                               ===================================================================
                    Portfolio turnover of the Portfolio ....      34.46%          80.05%         115.38%       205.93%      144.60%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                               Class B
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                 For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,       ---------------------------------------------------
from information provided in the financial statements.           2006            2005            2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period ...   $  15.18        $  13.86        $  12.51      $   9.36     $  10.78
                                                               -------------------------------------------------------------------
                    Investment income (loss)--net*** .......        .24             .16             .06          (.03)        (.07)
                    Realized and unrealized gain (loss)--net       3.32++          3.23++          2.74++        3.49        (1.06)
                                                               -------------------------------------------------------------------
                    Total from investment operations .......       3.56            3.39            2.80          3.46        (1.13)
                                                               -------------------------------------------------------------------
                    Less dividends and distributions from:
                       Investment income--net ..............       (.22)           (.05)             --            --           --
                       Realized gain--net ..................      (1.61)          (2.02)          (1.45)         (.31)        (.29)
                                                               -------------------------------------------------------------------
                    Total dividends and distributions ......      (1.83)          (2.07)          (1.45)         (.31)        (.29)
                                                               -------------------------------------------------------------------
                    Net asset value, end of period .........   $  16.91        $  15.18        $  13.86      $  12.51     $   9.36
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .....      24.47%@         26.08%          23.89%        37.71%      (10.83%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................       2.27%*          2.39%           2.55%         2.64%        2.53%
                                                               ===================================================================
                    Investment income (loss)--net ..........       3.05%*          1.09%            .46%         (.24%)       (.60%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in thousands)   $ 33,804        $ 31,126        $ 33,733      $ 37,202     $ 36,476
                                                               ===================================================================
                    Portfolio turnover of the Portfolio ....      34.46%          80.05%         115.38%       205.93%      144.60%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    13

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                               Class C
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                 For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,       ---------------------------------------------------
from information provided in the financial statements.           2006            2005            2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period ...   $  15.10        $  13.82        $  12.51      $   9.36     $  10.78
                                                               -------------------------------------------------------------------
                    Investment income (loss)--net*** .......        .24             .16             .07          (.02)        (.07)
                    Realized and unrealized gain (loss)--net       3.31++          3.21++          2.72++        3.48        (1.06)
                                                               -------------------------------------------------------------------
                    Total from investment operations .......       3.55            3.37            2.79          3.46        (1.13)
                                                               -------------------------------------------------------------------
                    Less dividends and distributions from:
                       Investment income--net ..............       (.22)           (.07)             --            --           --
                       Realized gain--net ..................      (1.61)          (2.02)          (1.48)         (.31)        (.29)
                                                               -------------------------------------------------------------------
                    Total dividends and distributions ......      (1.83)          (2.09)          (1.48)         (.31)        (.29)
                                                               -------------------------------------------------------------------
                    Net asset value, end of period .........   $  16.82        $  15.10        $  13.82      $  12.51     $   9.36
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .....      24.57%@         26.02%          23.83%        37.71%      (10.84%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................       2.27%*          2.40%           2.56%         2.64%        2.55%
                                                               ===================================================================
                    Investment income (loss)--net ..........       3.06%*          1.10%            .48%         (.22%)       (.61%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in thousands)   $ 22,418        $ 15,087        $ 16,714      $ 13,762     $  9,666
                                                               ===================================================================
                    Portfolio turnover of the Portfolio ....      34.46%          80.05%         115.38%       205.93%      144.60%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                               Class I
                                                             ---------------------------------------------------------------------
                                                             For the Six
                                                             Months Ended                 For the Year Ended September 30,
The following per share data and ratios have been derived      March 31,       ---------------------------------------------------
from information provided in the financial statements.           2006            2005            2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period ...   $  15.53        $  14.12        $  12.76      $   9.45     $  10.89
                                                               -------------------------------------------------------------------
                    Investment income--net*** ..............        .32             .44             .20           .09          .05
                    Realized and unrealized gain (loss)--net       3.41++          3.17++          2.78++        3.53        (1.07)
                                                               -------------------------------------------------------------------
                    Total from investment operations .......       3.73            3.61            2.98          3.62        (1.02)
                                                               -------------------------------------------------------------------
                    Less dividends and distributions from:
                       Investment income--net ..............       (.38)           (.18)             --            --           --
                       Realized gain--net ..................      (1.61)          (2.02)          (1.62)         (.31)        (.42)
                                                               -------------------------------------------------------------------
                    Total dividends and distributions ......      (1.99)          (2.20)          (1.62)         (.31)        (.42)
                                                               -------------------------------------------------------------------
                    Net asset value, end of period .........   $  17.27        $  15.53        $  14.12      $  12.76     $   9.45
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .....      25.20%@         27.37%          25.09%        39.10%       (9.85%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................       1.25%*          1.32%           1.53%         1.60%        1.51%
                                                               ===================================================================
                    Investment income--net .................       3.99%*          2.93%           1.46%          .81%         .43%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in thousands)   $ 54,393        $ 49,612        $ 11,034      $ 11,325     $  8,641
                                                               ===================================================================
                    Portfolio turnover of the Portfolio ....      34.46%          80.05%         115.38%       205.93%      144.60%
                                                               ===================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    15

Financial Highlights (concluded)
                              Merrill Lynch Global Financial Services Fund, Inc.

                                                                                         Class R
                                                                --------------------------------------------------------
                                                                                                                For the
                                                                 For the                                        Period
                                                                Six Months          For the Year Ended          Jan. 3,
                                                                  Ended               September 30,            2003@@ to
The following per share data and ratios have been derived        March 31,      -------------------------      Sept. 30,
from information provided in the financial statements.             2006            2005            2004           2003
========================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------
                    Net asset value, beginning of period ...    $   15.21       $   13.91       $   12.62      $   10.16
                                                                --------------------------------------------------------
                    Investment income--net** ...............          .28             .29             .14            .04
                    Realized and unrealized gain--net ......         3.32++          3.18++          2.74++         2.42
                                                                --------------------------------------------------------
                    Total from investment operations .......         3.60            3.47            2.88           2.46
                                                                --------------------------------------------------------
                    Less dividends and distributions from:
                       Investment income--net ..............         (.32)           (.15)             --             --
                       Realized gain--net ..................        (1.61)          (2.02)          (1.59)            --
                                                                --------------------------------------------------------
                    Total dividends and distributions ......        (1.93)          (2.17)          (1.59)            --
                                                                --------------------------------------------------------
                    Net asset value, end of period .........    $   16.88       $   15.21       $   13.91      $   12.62
                                                                ========================================================
========================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------
                    Based on net asset value per share .....        24.80%@         26.74%          24.51%         24.21%@
                                                                ========================================================
========================================================================================================================
Ratios to Average Net Assets+
------------------------------------------------------------------------------------------------------------------------
                    Expenses ...............................         1.75%*          1.83%           2.11%          2.17%*
                                                                ========================================================
                    Investment income--net .................         3.53%*          2.02%            .99%           .45%*
                                                                ========================================================
========================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------
                    Net assets, end of period (in thousands)    $   4,002       $   2,040       $     555      $      49
                                                                ========================================================
                    Portfolio turnover of the Portfolio ....        34.46%          80.05%         115.38%        205.93%
                                                                ========================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes redemption fees, which are less than $.01 per share.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


16    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements
                              Merrill Lynch Global Financial Services Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Global Financial Services Portfolio (the "Portfolio"), which is a portfolio of Global Financial Services Master Trust that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interests in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at March 31, 2006, was 100%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A .......................................      .25%               --
Class B .......................................      .25%              .75%
Class C .......................................      .25%              .75%
Class R .......................................      .25%              .25%
--------------------------------------------------------------------------------


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    17

                              Merrill Lynch Global Financial Services Fund, Inc.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 4,075               $51,109
Class I ............................               $ 2,245               $43,287
--------------------------------------------------------------------------------

For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $3,835 and $3,064 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $283 relating to transactions subject to front-end sales charge waivers in Class I Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $16,777,226 and $28,473,224 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           815,946       $ 13,277,794
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           104,496          1,645,816
Automatic conversion of shares ...........            44,364            714,038
                                                -------------------------------
Total issued .............................           964,806         15,637,648
Shares redeemed ..........................          (273,491)        (4,370,828)
                                                -------------------------------
Net increase .............................           691,315       $ 11,266,820
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           131,919       $  1,942,018
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            74,811          1,036,129
Automatic conversion of shares ...........            58,153            857,339
                                                -------------------------------
Total issued .............................           264,883          3,835,486
Shares redeemed ..........................          (232,555)        (3,470,809)
                                                -------------------------------
Net increase .............................            32,328       $    364,677
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           146,956       $  2,355,024
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           197,571          3,072,220
                                                -------------------------------
Total issued .............................           344,527          5,427,244
                                                -------------------------------
Automatic conversion of shares ...........           (45,051)          (714,038)
Shares redeemed ..........................          (351,779)        (5,557,667)
                                                -------------------------------
Total redeemed ...........................          (396,830)        (6,271,705)
                                                -------------------------------
Net decrease .............................           (52,303)      $   (844,461)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           211,442       $  3,035,848
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           284,042          3,888,536
                                                -------------------------------
Total issued .............................           495,484          6,924,384
                                                -------------------------------
Automatic conversion of shares ...........           (59,034)          (857,339)
Shares redeemed ..........................          (819,876)       (11,857,799)
                                                -------------------------------
Total redeemed ...........................          (878,910)       (12,715,138)
                                                -------------------------------
Net decrease .............................          (383,426)      $ (5,790,754)
                                                ===============================


18    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements (concluded)
                              Merrill Lynch Global Financial Services Fund, Inc.

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           385,936       $  6,134,136
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           112,742          1,742,999
                                                -------------------------------
Total issued .............................           498,678          7,877,135
Shares redeemed ..........................          (164,680)        (2,597,544)
                                                -------------------------------
Net increase .............................           333,998       $  5,279,591
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           319,390       $  4,555,790
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           165,876          2,259,235
                                                -------------------------------
Total issued .............................           485,266          6,815,025
Shares redeemed ..........................          (696,042)        (9,772,104)
                                                -------------------------------
Net decrease .............................          (210,776)      $ (2,957,079)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           389,392       $  6,324,341
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            89,283          1,413,354
                                                -------------------------------
Total issued .............................           478,675          7,737,695
Shares redeemed ..........................          (522,604)        (8,275,291)
                                                -------------------------------
Net decrease .............................           (43,929)      $   (537,596)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,699,267       $ 39,820,643
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           110,858          1,540,920
                                                -------------------------------
Total issued .............................         2,810,125         41,361,563
Shares redeemed ..........................          (397,809)        (5,846,493)
                                                -------------------------------
Net increase .............................         2,412,316       $ 35,515,070
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           153,754       $  2,438,154
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            17,174            266,187
                                                -------------------------------
Total issued .............................           170,928          2,704,341
Shares redeemed ..........................           (68,019)        (1,091,469)
                                                -------------------------------
Net increase .............................           102,909       $  1,612,872
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           145,615       $  2,102,593
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             7,194             98,269
                                                -------------------------------
Total issued .............................           152,809          2,200,862
Shares redeemed ..........................           (58,584)          (859,552)
                                                -------------------------------
Net increase .............................            94,225       $  1,341,310
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    19

Schedule of Investments    Global Financial Services Portfolio (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Europe
--------------------------------------------------------------------------------
Belgium--0.5%
            Commercial Banks--0.1%
            KBC Bancassurance Holding                    1,800     $     192,996
            --------------------------------------------------------------------
            Diversified Financial
            Services--0.4%
            Fortis                                      13,600           485,185
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                               678,181
================================================================================
Denmark--0.8%
            Commercial Banks--0.8%
            Danske Bank A/S                             30,000         1,111,643
            --------------------------------------------------------------------
            Total Common Stocks in Denmark                             1,111,643
================================================================================
Germany--0.6%
            Insurance--0.6%
            Hannover Rueckversicherungs AG
             Registered Shares                          24,200           896,437
            --------------------------------------------------------------------
            Total Common Stocks in Germany                               896,437
================================================================================
Ireland--0.4%
            Commercial Banks--0.4%
            Allied Irish Banks Plc                      21,200           505,311
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                               505,311
================================================================================
Netherlands--0.2%
            Diversified Financial
            Services--0.2%
            ING Groep NV CVA                             5,300           209,091
            --------------------------------------------------------------------
            Total Common Stocks
            in the Netherlands                                           209,091
================================================================================
Spain--0.0%
            Insurance--0.0%
            Corporacion Mapfre SA                        1,600            32,548
            --------------------------------------------------------------------
            Total Common Stocks in Spain                                  32,548
================================================================================
Turkey--0.4%
            Commercial Banks--0.4%
            Akbank T.A.S.                               67,081           563,369
            --------------------------------------------------------------------
            Total Common Stocks in Turkey                                563,369
================================================================================
United Kingdom--6.8%
            Capital Markets--0.2%
            Close Brothers Group Plc                     8,900           164,640
            ICAP Plc                                    17,500           135,837
                                                                   -------------
                                                                         300,477
            --------------------------------------------------------------------
            Commercial Banks--1.0%
            Barclays Plc                                   700             8,178
            Lloyds TSB Group Plc                       134,400         1,283,341
            London Scottish Bank Plc                    29,100            51,990
                                                                   -------------
                                                                       1,343,509
            --------------------------------------------------------------------
            Consumer Finance--1.2%
            Cattles Plc                                 40,300           257,415
            Provident Financial Plc                    109,900         1,346,776
                                                                   -------------
                                                                       1,604,191
            --------------------------------------------------------------------
            Insurance--0.1%
            Jardine Lloyd Thompson Group Plc            25,900           162,627
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance--4.3%
            Kensington Group Plc                       226,600         4,669,410
            Northern Rock Plc                           63,300         1,299,993
                                                                   -------------
                                                                       5,969,403
            --------------------------------------------------------------------
            Total Common Stocks in the
            United Kingdom                                             9,380,207
            --------------------------------------------------------------------
            Total Common Stocks
            in Europe--9.7%                                           13,376,787
================================================================================

================================================================================
Middle East
--------------------------------------------------------------------------------
Egypt--0.2%
            Commercial Banks--0.2%
            Commercial International Bank               21,200           258,199
            --------------------------------------------------------------------
            Total Common Stocks in the
            Middle East--0.2%                                            258,199
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Bermuda--5.0%
            Insurance--5.0%
            Everest Re Group Ltd.                        4,600           429,502
            Montpelier Re Holdings Ltd.                 13,200           215,160
            PartnerRe Ltd.                                 800            49,672
            RenaissanceRe Holdings Ltd.                140,900         6,146,058
            --------------------------------------------------------------------
            Total Common Stocks in Bermuda                             6,840,392
================================================================================
Canada--0.0%
            Commercial Banks--0.0%
            Toronto-Dominion Bank                          117             6,517
            --------------------------------------------------------------------
            Total Common Stocks in Canada                                  6,517
================================================================================
United States--37.9%
            Capital Markets--1.7%
            Affiliated Managers Group (a)               22,000         2,345,420
            --------------------------------------------------------------------
            Commercial Banks--0.0%
            TD Banknorth, Inc.                             245             7,191
            --------------------------------------------------------------------
            Consumer Finance--1.4%
            Capital One Financial Corp.                 24,600         1,980,792
            --------------------------------------------------------------------
            Household Durables--4.5%
            KB HOME                                     25,700         1,669,986
            Lennar Corp. Class A                        16,200           978,156
            Pulte Homes, Inc.                           21,000           806,820
            Toll Brothers, Inc. (a)                     79,700         2,760,011
                                                                   -------------
                                                                       6,214,973
            --------------------------------------------------------------------
            Insurance--0.3%
            Arthur J. Gallagher & Co.                      500            13,905
            Bristol West Holdings, Inc.                 12,800           246,400
            Brown & Brown, Inc.                            400            13,280
            Hilb Rogal & Hobbs Co.                       2,000            82,440
            The Progressive Corp.                          200            20,852
                                                                   -------------
                                                                         376,877
            --------------------------------------------------------------------


20    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

                           Global Financial Services Portfolio (in U.S. dollars)

                                                        Shares
            Industry           Common Stocks              Held         Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
            Real Estate--22.1%
            AMB Property Corp.                           1,000     $      54,270
            Aames Investment Corp.                     456,600         2,593,488
            American Home Mortgage
             Investment Corp.                          395,000        12,327,950
            Equity Office Properties Trust               1,400            47,012
            Friedman Billings Ramsey Group, Inc.
             Class A (b)                               330,700         3,101,966
            New Century Financial Corp. (b)            183,200         8,430,864
            Novastar Financial, Inc. (b)                11,800           394,592
            Saxon Capital Inc.                         339,000         3,539,160
                                                                   -------------
                                                                      30,489,302
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance--7.9%
            Accredited Home Lenders
             Holding Co. (a)(b)                        100,000         5,118,000
            Fremont General Corp.                      268,000         5,778,080
                                                                   -------------
                                                                      10,896,080
            --------------------------------------------------------------------
            Total Common Stocks in the
            United States                                             52,310,635
            --------------------------------------------------------------------
            Total Common Stocks in
            North America--42.9%                                      59,157,544
================================================================================

================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
China--0.5%
            Real Estate--0.5%
            Beijing Capital Land Ltd.                1,504,300           741,502
            --------------------------------------------------------------------
            Total Common Stocks in China                                 741,502
================================================================================
Hong Kong--3.3%
            Real Estate--3.3%
            China Resources Land Ltd.                1,532,000         1,145,074
            Hopson Development Holdings Ltd.           939,300         2,021,471
            Shanghai Forte Land Co., Ltd.            2,655,200         1,385,795
            --------------------------------------------------------------------
            Total Common Stocks in
            Hong Kong                                                  4,552,340
================================================================================
Indonesia--0.4%
            Commercial Banks--0.4%
            Bank Central Asia Tbk PT                   746,900           343,161
            Bank Mandiri Persero Tbk PT              1,154,100           214,639
            --------------------------------------------------------------------
            Total Common Stocks
            in Indonesia                                                 557,800
================================================================================
Japan--5.4%
            Capital Markets--2.1%
            Daiichi Commodities Co., Ltd.               57,000           697,585
            Daikoh Holdings, Inc.                      122,000           541,809
            Kyokuto Securities Co., Ltd.                14,000           242,054
            Nomura Holdings, Inc.                       14,400           320,366
            Takagi Securities Co., Ltd.                 62,000           454,530
            Toyo Securities Co., Ltd.                   82,200           607,496
                                                                   -------------
                                                                       2,863,840
            --------------------------------------------------------------------
            Construction & Engineering--0.1%
            Okumura Corp.                               23,000           126,316
            --------------------------------------------------------------------
            Consumer Finance--1.0%
            Aeon Credit Service Co., Ltd.                6,600           199,136
            Aiful Corp.                                  6,000           396,135
            Credit Saison Co., Ltd.                     14,600           805,543
                                                                   -------------
                                                                       1,400,814
            --------------------------------------------------------------------
            Distributors--0.2%
            ACE Koeki Co., Ltd.                         30,000           332,062
            --------------------------------------------------------------------
            Household Durables--1.0%
            Fuso Lexel, Inc.                            37,500           380,753
            The Japan General Estate Co., Ltd.          45,400           935,011
                                                                   -------------
                                                                       1,315,764
            --------------------------------------------------------------------
            Real Estate--1.0%
            Dynacity Corp.                               1,200           241,444
            Sanyo Housing Nagoya Co., Ltd.                 100           160,183
            Sumitomo Real Estate Sales, Inc.            10,900           697,474
            Sunwood Corp.                                  100           248,326
                                                                   -------------
                                                                       1,347,427
            --------------------------------------------------------------------
            Total Common Stocks in Japan                               7,386,223
================================================================================
South Korea--22.8%
            Commercial Banks--12.5%
            Daegu Bank                                 307,400         5,742,098
            Hana Financial Group, Inc.                  80,645         3,817,908
            Industrial Bank of Korea                   221,800         4,108,887
            Pusan Bank                                 239,400         3,498,667
                                                                   -------------
                                                                      17,167,560
            --------------------------------------------------------------------
            Insurance--10.3%
            Dongbu Insurance Co., Ltd.                 226,100         4,374,703
            Korean Reinsurance Co.                     401,421         4,358,557
            Meritz Fire & Marine Insurance
             Co., Ltd.                               1,160,000         5,455,874
                                                                   -------------
                                                                      14,189,134
            --------------------------------------------------------------------
            Total Common Stocks in
            South Korea                                               31,356,694
            --------------------------------------------------------------------
            Total Common Stocks in the
            Pacific Basin/Asia--32.4%                                 44,594,559
            --------------------------------------------------------------------
            Total Common Stocks
            (Cost--$79,325,241)--85.2%                               117,387,089

================================================================================
                                                    Beneficial
            Short-Term Securities                     Interest
================================================================================
            Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I, 4.56% (c)(d)      $      296               296
            Merrill Lynch Liquidity Series, LLC
             Money Market Series, 4.75% (c)(d)(e)    6,447,825         6,447,825
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$6,448,121)--4.7%                                   6,448,121
================================================================================


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    21

Schedule of Investments (concluded)
                           Global Financial Services Portfolio (in U.S. dollars)

                                                 Number of
        Options Purchased                        Contracts              Value
===============================================================================
        Call Options Purchased--13.8%
        ACE Ltd.:
            expiring May 2006 at USD 40                350         $    427,000
            expiring May 2006 at USD 45                350              255,500
        Accredited Home Lenders Holding Co.:
            expiring September 2006 at USD 35          220              382,800
            expiring September 2006 at USD 40          270              364,500
            expiring January 2007 at USD 40             34               49,980
            expiring January 2008 at USD 35            494            1,106,560
            expiring January 2008 at USD 40          1,000            1,880,000
            expiring January 2008 at USD 50            237              312,840
            expiring January 2008 at USD 55            253              275,770
        The Bear Stearns Cos., Inc.:
            expiring July 2006 at USD 95               118              526,280
            expiring January 2007 at USD 75             91              598,780
            expiring January 2007 at USD 90            218            1,127,060
            expiring January 2007 at USD 100           215              913,750
            expiring January 2007 at USD 110           462            1,556,940
            expiring January 2008 at USD 95            134              695,460
            expiring January 2008 at USD 100           235            1,125,650
        Goldman Sachs Group, Inc.:
            expiring January 2007 at USD 115           200              926,000
            expiring January 2007 at USD 125           188              705,000
        New Century Financial Corp.:
            expiring May 2006 at USD 40              4,518            3,207,780
            expiring August 2006 at USD 40             130               98,800
            expiring August 2006 at USD 45             130               57,200
            expiring August 2006 at USD 50             130               27,950
            expiring January 2007 at USD 40          1,540            1,355,200
            expiring January 2008 at USD 40          1,060              985,800
        -----------------------------------------------------------------------
        Total Options Purchased
        (Premiums Paid--$13,814,199)--13.8%                          18,962,600
===============================================================================
        Total Investments
        (Cost--$99,587,561*)--103.7%                                142,797,810

        Liabilities in Excess of Other Assets--(3.7%)                (5,083,527)
                                                                   ------------
        Net Assets--100.0%                                         $137,714,283
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................             $ 101,192,299
                                                                  =============
      Gross unrealized appreciation .................             $  44,077,255
      Gross unrealized depreciation .................                (2,471,744)
                                                                  -------------
      Net unrealized appreciation ...................             $  41,605,511
                                                                  =============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Interest
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                            $      296       $  5,050
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                            $2,930,325       $ 48,496
      --------------------------------------------------------------------------

(d)   Represents the current yield as of March 31, 2006.
(e)   Security was purchased with the cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Forward foreign exchange contracts as of March 31, 2006 were as follows:

      -------------------------------------------------------------------------
      Foreign Currency                          Settlement          Unrealized
      Purchased                                    Date            Depreciation
      -------------------------------------------------------------------------
      JPY 41,493,941                            April 2006         $     (1,734)
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$353,624)           $     (1,734)
                                                                   ============

o     Currency Abbreviations:

      JPY   Japanese Yen
      USD   U.S. Dollar

      See Notes to Financial Statements.


22    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Statement of Assets and Liabilities          Global Financial Services Portfolio

As of March 31, 2006
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Investments in unaffiliated securities, at value (including securities loaned
                  of $6,319,708) (identified cost--$79,325,241) ..............................                   $117,387,089
                 Investments in affiliated securities, at value (identified cost--$6,448,121)                       6,448,121
                 Options purchased, at value (cost--$13,814,199) .............................                     18,962,600
                 Foreign cash (cost--$1,198,499) .............................................                      1,186,256
                 Receivables:
                    Securities sold ..........................................................    $  1,483,632
                    Dividends ................................................................       1,061,802
                    Contributions ............................................................         510,362
                    Securities lending .......................................................           6,350      3,062,146
                                                                                                  ------------
                 Prepaid expenses ............................................................                         28,431
                                                                                                                 ------------
                 Total assets ................................................................                    147,074,643
                                                                                                                 ------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                 Collateral on securities loaned, at value ...................................                      6,447,825
                 Bank overdraft ..............................................................                        329,582
                 Unrealized depreciation on forward foreign exchange contracts ...............                          1,734
                 Payables:
                    Securities purchased .....................................................       2,094,540
                    Withdrawals ..............................................................         407,819
                    Investment adviser .......................................................          39,796
                    Other affiliates .........................................................           1,116      2,543,271
                                                                                                  ------------
                 Accrued expenses and other liabilities ......................................                         37,948
                                                                                                                 ------------
                 Total liabilities ...........................................................                      9,360,360
                                                                                                                 ------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Net assets ..................................................................                   $137,714,283
                                                                                                                 ============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                 Investor's capital ..........................................................                   $ 94,509,483
                 Unrealized appreciation--net ................................................                     43,204,800
                                                                                                                 ------------
                 Net Assets ..................................................................                   $137,714,283
                                                                                                                 ============

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    23

Statement of Operations                      Global Financial Services Portfolio

For the Six Months Ended March 31, 2006
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                 Dividends (net of $73,338 foreign withholding tax) ..........................                   $  3,150,372
                 Interest from affiliates ....................................................                          5,050
                 Securities lending--net .....................................................                         48,496
                                                                                                                 ------------
                 Total income ................................................................                      3,203,918
                                                                                                                 ------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                 Investment advisory fees ....................................................    $    242,756
                 Custodian fees ..............................................................          50,199
                 Accounting services .........................................................          46,958
                 Trustees' fees and expenses .................................................          20,789
                 Professional fees ...........................................................          14,739
                 Pricing fees ................................................................           2,409
                 Printing and shareholder reports ............................................           1,679
                 Other .......................................................................           5,191
                                                                                                  ------------
                 Total expenses ..............................................................                        384,720
                                                                                                                 ------------
                 Investment income--net ......................................................                      2,819,198
                                                                                                                 ------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                 Realized gain (loss) on:
                  Investments (including $3,362 from foreign capital gain tax)--net ..........       2,554,848
                  Foreign currency transactions--net .........................................         (98,484)     2,456,364
                                                                                                  ------------
                 Change in unrealized appreciation/depreciation on:
                  Investments (including reversal of $754 from deferred capital gain tax
                   credit)--net ..............................................................      22,207,017
                  Foreign currency transactions--net .........................................           2,527     22,209,544
                                                                                                  ---------------------------
                 Total realized and unrealized gain--net .....................................                     24,665,908
                                                                                                                 ------------
                 Net Increase in Net Assets Resulting from Operations ........................                   $ 27,485,106
                                                                                                                 ============

      See Notes to Financial Statements.


24    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Statements of Changes in Net Assets          Global Financial Services Portfolio

                                                                                                  For the Six      For the
                                                                                                  Months Ended   Year Ended
                                                                                                    March 31,   September 30,
Increase (Decrease) in Net Assets:                                                                    2006           2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                 Investment income--net ......................................................    $  2,819,198   $  2,809,491
                 Realized gain--net ..........................................................       2,456,364      9,131,002
                 Change in unrealized appreciation/depreciation--net .........................      22,209,544      8,022,831
                                                                                                  ---------------------------
                 Net increase in net assets resulting from operations ........................      27,485,106     19,963,324
                                                                                                  ---------------------------
=============================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------
                 Proceeds from contributions .................................................      30,529,449     51,456,892
                 Fair value of withdrawals ...................................................     (28,253,307)   (34,228,936)
                                                                                                  ---------------------------
                 Net increase in net assets derived from capital transactions ................       2,276,142     17,227,956
                                                                                                  ---------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                 Total increase in net assets ................................................      29,761,248     37,191,280
                 Beginning of period .........................................................     107,953,035     70,761,755
                                                                                                  ---------------------------
                 End of period ...............................................................    $137,714,283   $107,953,035
                                                                                                  ===========================

      See Notes to Financial Statements.

Financial Highlights                         Global Financial Services Portfolio

                                                           For the Six
                                                           Months Ended                For the Year Ended September 30,
The following ratios have been derived from                  March 31,      ----------------------------------------------------
information provided in the financial statements.              2006            2005           2004          2003          2002
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
                 Total investment return ................       25.52%+         28.02%         25.86%        40.92%        (8.61%)
                                                            ====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................         .63%*           .70%           .78%          .76%          .67%
                                                            ====================================================================
                 Investment income--net .................        4.65%*          3.05%          2.23%         1.64%         1.26%
                                                            ====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $ 137,714       $ 107,953      $  70,762     $  70,172     $  60,342
                                                            ====================================================================
                 Portfolio turnover .....................       34.46%          80.05%        115.38%       205.93%       144.60%
                                                            ====================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    25

Notes to Financial Statements   Global Financial Services Portfolio

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. The actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq, Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies, both to increase the return of the Portfolio, and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for


26    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements (continued)    Global Financial Services Portfolio

      delayed delivery of securities at specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    27

Notes to Financial Statements (concluded)    Global Financial Services Portfolio

collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft -- The Fund recorded a bank overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trusts' net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended March 31, 2006, MLIM, LLC received $20,951 in securities lending agent fees.

In addition, MLPF&S received $5,382 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Portfolio reimbursed FAM $1,052 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2006 were $40,317,496 and $50,501,070, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2006. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

5. Commitments:

At March 31, 2006, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with approximate values of $188,000.


28    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Global Financial Services Master Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P., (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.

Investment Advisory Agreement -- Matters Considered by the Boards

Every year each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (together, the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board also annually reviews and considers approval of the sub-advisory agreement on behalf of each of the Fund and the Trust between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). Each Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser, the sub-adviser, and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and the Fund's or the Trust's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors/Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team regarding investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement, and other relationships with the Fund and the Trust;


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    29
and (e) information provided by the Investment Adviser concerning investment advisory fees charged to retail offshore funds under similar investment mandates. Each Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund (including the related benefits to the Investment Adviser of "soft dollars"), the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund and the Trust.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's/Trust's Investment Advisory Agreement and sub-advisory agreement in February 2006, the independent directors' and Boards' review included the following:

The Investment Adviser's Services and Fund Performance -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance -- both including and excluding the effects of the fees and expenses of the Fund and the Trust -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail front-end load financial services funds, excluding outliers, for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the first quintile for the one-, three-, and five-year periods. Considering these factors, each Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- Each Board reviewed the investment objectives and strategies of the Fund and the Trust. Each Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's/Trust's portfolio managers. Each Board also considered the experience of the Fund's/Trust's co-portfolio management team and noted that Mr. Kassem, the Fund's/Trust's portfolio manager, has over fifteen years' experience in portfolio management. Each Board also noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund/Trust. Each Board concluded that the Fund/Trust benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviewed the Fund's and the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to retail offshore funds with similar investment mandates and noted that the fees charged by the Investment Adviser to the retail offshore funds were more than those being charged to the Fund and the Trust. Each Board noted that Fund's contractual and actual management fee rates were below the median management fees charged by comparable funds, while the actual total expenses, including investment-related expenses, were above the median total expenses charged by comparable funds as classified by Lipper. Each Board considered that the actual total expenses included a high rate of non-management expenses relating to the small number of accounts and the small size of assets under management. Each Board has concluded that the Fund's/Trust's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Boards considered the cost of the services provided to the Fund and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Boards reviewed the Investment Adviser's methodology in


30    MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006

Disclosure of Investment Advisory Agreement (concluded)

allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Boards considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. While there was no evidence to date that the Fund's/Trust's assets have reached a level where such economies are effectively available, the Boards noted that they would continue to seek information relating to economies of scale. The Boards determined that no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the Board of the Fund and of the Trust, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Walid Kassem, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.    MARCH 31, 2006    31

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #MLGFSF -- 3/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 22, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 22, 2006